                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 19, 1998
                                                          -------------

                               PICO HOLDINGS, INC.
                               -------------------
               (Exact name of registrant as specified in charter)


         California                    0-18786               94-2723335
         ----------                    -------               ----------
(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)          Identification No.)


 875 Prospect Street, Suite 301, La Jolla, California                92037
 ----------------------------------------------------                -----
     (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (619) 456-6022
                                                           --------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On June 19, 1998, PICO Holdings, Inc. publicly announced that its proposal was favorably received by the independent committee of Global Equity Corporation's Board of Directors, relative to the previously disclosed business combination of PICO Holdings, Inc. ("PICO") and Global Equity Corporation ("GEC"). Under the terms of the proposed business combination, each GEC shareholder, other than PICO, would exchange their shares for common stock of PICO on the basis of 0.4628 of a PICO share for each GEC share.

         The independent committee is prepared to recommend acceptance of the proposal to GEC shareholders subject to receiving the formal written opinion of First Marathon Securities Limited, its independent financial advisor.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PICO HOLDINGS, INC.


Date:  July 21, 1998                   By: /s/ Gary W. Burchfield
                                           ----------------------
                                           Gary W. Burchfield
                                           Chief Financial Officer and Treasurer

                                 EXHIBITS INDEX
                                 --------------

   Exhibit Number                           Description
   --------------                           -----------

         99. June 19, 1998 Joint Press Release between PICO Holdings, Inc. and Global Equity Corporation.